UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 25, 2025
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Subsea Lane
Houston, Texas
United States of America	77044
(Address of principal executive offices)	(Zip Code)
+1 281-591-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on April 25, 2025 (the “Annual Meeting”) for the purpose of (1) electing each of the 9 director nominees for a term expiring at the Company’s 2026 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) approving, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2024; (3) approving, as a non-binding advisory resolution, the frequency of future Say-on-Pay proposals for named executive officers; (4) approving, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2024; (5) approving the Company's prospective directors' remuneration policy for the three years ending December 31, 2027; (6) receiving the Company’s audited U.K. accounts for the year ended December 31, 2024, including the reports of the directors and the auditor thereon; (7) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2025; (8) reappointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2025 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid; (9) authorizing the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2025; (10) authorizing the Board to allot equity securities in the Company; and (11) authorizing the Board to allot equity securities without pre-emptive rights pursuant to the authority contemplated by the resolution in Proposal 10. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2025.

The following are the final voting results of the Annual Meeting.

Proposal 1(a)-1(i) – Election of Directors
Elect each of the following director nominees for a term expiring at the Company’s 2026 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association: The voting results were as follows:

a. Election of director: Douglas J. Pferdehirt
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
344,524,310	97.78%	7,798,542	2.21%	58,461	13,304,319

b. Election of director: Claire S. Farley
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
350,897,737	99.59%	1,419,581	0.40%	63,995	13,304,319

c. Election of director: Eleazar de Carvalho Filho
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
348,282,190	98.85%	4,034,391	1.14%	64,732	13,304,319

d. Election of director: Robert G. Gwin
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
352,148,601	99.95%	167,184	0.04%	65,528	13,304,319

e. Election of director: John O’Leary
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
350,079,483	99.36%	2,240,182	0.63%	61,648	13,304,319

f. Election of director: Margareth Øvrum
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
348,546,687	98.95%	3,664,854	1.04%	169,772	13,304,319

g. Election of director: Kay G. Priestly
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
351,988,618	99.90%	331,105	0.09%	61,590	13,304,319

h. Election of director: John Yearwood
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
348,567,191	98.96%	3,641,351	1.03%	172,771	13,304,319

i. Election of director: Sophie Zurquiyah
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
351,937,800	99.89%	382,890	0.10%	60,623	13,304,319

Proposal 2 – 2024 U.S. Say-on-Pay for Named Executive Officers
Approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2024.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
345,968,485	98.27%	6,083,195	1.72%	329,633	13,304,319

Proposal 3 – Frequency of Future Say-on-Pay Proposals
Approve, on an advisory basis, the frequency of future Say-on-Pay proposals for named executive officers.

The voting results were as follows:
ONE YEAR (Number of votes)	ONE YEAR (%)	TWO YEARS (Number of votes)	TWO YEARS (%)	THREE YEARS (Number of votes)	THREE YEARS (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
347,053,875	98.58%	39,473	0.01%	4,952,413	1.40%	335,552	13,304,319

Proposal 4 – 2024 Directors' Remuneration Report
Approve, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2024.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
346,713,734	98.51%	5,243,250	1.48%	424,329	13,304,319

Proposal 5 – Prospective Directors' Remuneration Policy
Approve the Company’s prospective directors’ remuneration policy for the three years ending December 31, 2027.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
307,796,361	84.27%	57,436,321	15.72%	452,950	N/A

The Directors’ Remuneration Policy includes a special, one-time value creation plan (“VCP”) to incentivize participants to continue to advance our strategy beyond current achievements, driving higher return on invested capital (“ROIC”) performance and future stock price growth. On April 25, 2025, the Compensation and Talent Committee of the Company's Board of Directors approved awards under the VCP in the form of performance-based restricted stock units (“PSUs”) to certain key executives, including our named executive officers. Overall payout under the VCP is capped at 3,600,000 PSUs.

The VCP PSUs are eligible to vest based on (i) the Company’s achievement of ROIC and (ii) the volume-weighted average share price (the “VWAP”) of our ordinary shares, in each case over four consecutive overlapping fiscal quarter periods during the period beginning on January 1, 2025 through December 31, 2028 (the “VCP Performance Period”). If the ROIC goal is achieved in any given consecutive four-quarter period, a number of Value Creation PSUs will vest based on the VWAP during such consecutive four-quarter period as follows:

	Threshold VWAP ($)	Maximum VWAP ($)	Maximum Vested Value Creation PSUs
Tranche 1	35.00	40.00	600,000
Tranche 2	40.00	45.00	600,000
Tranche 3	45.00	50.00	800,000
Tranche 4	50.00	55.00	800,000
Tranche 5	55.00	60.00	800,000

Value Creation PSUs will vest cumulatively from tranche to tranche and based on linear interpolation between the Threshold VWAP and the Maximum VWAP within each tranche. Any shares issued in respect of vested PSUs will be subject to a one-year, post-vesting retention period. Upon a termination of employment, any then-unvested VCP PSUs will be forfeited; however, if the termination is due to the participant’s death or disability, then the participant will remain eligible to vest in any VCP PSUs based on achieving performance goals during any four-quarter performance period that is in-process as of the termination date.

Proposal 6 – Receipt of U.K. Annual Report and Accounts
Receipt of the Company’s audited U.K. accounts for the year ended December 31, 2024, including the reports of the directors and the auditor thereon.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,445,882	99.97%	85,810	0.02%	2,153,940	N/A

Proposal 7 – Ratification of U.S. Auditor
Ratify the appointment of PwC as the Company's U.S. independent registered public accounting firm for the year ending December 31, 2025.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,930,933	99.56%	1,576,328	0.43%	178,371	N/A

Proposal 8 – Re-appointment of U.K. Statutory Auditor
Reappoint PwC as the Company's U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2025 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
363,923,233	99.56%	1,581,754	0.43%	180,645	N/A

Proposal 9 – Approval of U.K. Statutory Auditor Fees
Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2025.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
365,010,020	99.86%	476,891	0.13%	198,721	N/A

Proposal 10 – Authority to Allot Equity Securities
Authorize the Board to allot equity securities in the Company.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
362,018,816	99.05%	3,465,019	0.94%	201,797	N/A

Proposal 11 – Authority to Allot Equity Securities without Pre-emptive Rights
Pursuant to the authority contemplated by the resolution in Proposal 10, authorize the Board to allot equity securities without pre-emptive rights.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
359,054,120	98.24%	6,430,168	1.75%	201,344	N/A

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
10.1^+	Form of Performance Stock Unit Agreement pursuant to the TechnipFMC plc 2022 Incentive Award Plan (Value Creation Plan)

^	Indicates a management contract or compensatory plan or arrangement.
+	Certain information in this exhibit has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Cristina Aalders
Dated:	April 25, 2025	Name: Cristina Aalders
Title: Executive Vice President
Chief Legal Officer and Secretary